                                                            Exhibit 99.(j)(i)(2)

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT
                DATED NOVEMBER 1, 2001 AND AMENDED MARCH 1, 2002
                              BETWEEN THE FUNDS AND
                       STATE STREET BANK AND TRUST COMPANY
                        EFFECTIVE AS OF NOVEMBER 22, 2002

                                  LIST OF FUNDS

                      ENTITY NAME                                      JURISDICTION
-------------------------------------------------------   --------------------------------------
ING EQUITY TRUST                                          Massachusetts Business Trust
     ING Biotechnology Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Financial Services Fund
     ING Growth Opportunities Fund
     ING Large Company Value Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING MidCap Value Fund
     ING Principal Protection Fund
     ING Principal Protection Fund II
     ING Principal Protection Fund III
     ING Principal Protection Fund IV
     ING Principal Protection Fund V
     ING Principal Protection Fund VI*
     ING Real Estate Fund
     ING Research Enhanced Index Fund
     ING SmallCap Opportunities Fund
     ING SmallCap Value Fund
     ING Tax Efficient Equity Fund

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* This Amended and Restated Exhibit A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                      ENTITY NAME                                      JURISDICTION
-------------------------------------------------------   --------------------------------------
ING FUNDS TRUST                                           Delaware Business Trust
     ING Classic Money Market Fund
     ING GNMA Income Fund
     ING High Yield Bond Fund
     ING High Yield Opportunity Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust
     ING Money Market Fund
     ING National Tax-Exempt Bond Fund
     ING Strategic Bond Fund
     ING National Tax-Exempt Money Market Fund

ING INVESTMENT FUNDS, INC.                                Maryland Corporation
     ING MagnaCap Fund

ING MAYFLOWER TRUST                                       Massachusetts Business Trust
     ING Growth + Value Fund

ING SENIOR INCOME FUND                                    Delaware Business Trust

ING PRIME RATE TRUST                                      Massachusetts Business Trust

ING VP NATURAL RESOURCES TRUST                            Massachusetts Business Trust

ING VARIABLE INSURANCE TRUST                              Delaware Business Trust
     ING VP High Yield Bond Fund

ING VARIABLE PRODUCTS TRUST                               Massachusetts Business Trust
     ING VP Convertible Portfolio
     ING VP Financial Services Portfolio
     ING VP Growth + Value Portfolio
     ING VP Growth Opportunities Portfolio
     ING VP High Yield Bond Portfolio
     ING VP Large Company Value Portfolio
     ING VP LargeCap Growth Portfolio
     ING VP MagnaCap Portfolio
     ING VP MidCap Opportunities Portfolio
     ING VP Research Enhanced Index Portfolio
     ING VP SmallCap Opportunities Portfolio

USLICO SERIES FUND                                        Massachusetts Business Trust
     Asset Allocation Portfolio
     Bond Portfolio
     Money Market Portfolio
     Stock Portfolio

Last Approved: 11/22/02